Fees Summary	May 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	21,353.7
Total Transaction Valuation	154,624,928.31
Total Offset Amount	0
Net Fee	$ 21,353.7
Offset Table N/A	N/A